                                          EXHIBIT A

                                           DPL INC.                     Page 1
                               CONSOLIDATING FINANCIAL STATEMENTS
                                       INCOME STATEMENT
                                 YEAR-TO-DATE DECEMBER 31, 1995

($)                               DPL INC     DP&L CONS        SUBS        ELIMIN        TOTAL
************************************************************************************************
Electric Revenue                        0 1,029,918,892           0    (2,390,788) 1,027,528,104
Gas Revenue                             0   222,039,963           0             0    222,039,963
Steam Revenue                           0     5,560,503           0             0      5,560,503
                              ----------- ------------- -----------  ------------  -------------
Utility Service Revenue                 0 1,257,519,357           0    (2,390,788) 1,255,128,569
Other Income                  162,831,259     1,364,051  41,526,188  (189,836,445)    15,885,053
                              ----------- ------------- -----------  ------------- -------------
Total Operating Revenue       162,831,259 1,258,883,408  41,526,188  (192,227,233) 1,271,013,622

Fuel - Electric                         0   213,008,146           0             0    213,008,146
Fuel Clause Adj - Elec                  0       (15,549)          0             0        (15,549)
Fuel - Steam                            0     1,887,118           0             0      1,887,118
Purchased Power                         0    42,595,958           0             0     42,595,958
Gas Purchased for Resale                0   133,227,001           0             0    133,227,001
                               ---------- -------------  ----------  ------------  -------------
Total Energy Expense                    0   390,702,673           0             0    390,702,673

Operation & Maintenance           492,574   266,932,213  28,977,103   (29,313,709)   267,088,181

Depreciation & Amortization             0   115,352,172   3,554,521             0    118,906,693

Property Taxes                          0    61,381,225     152,444             0     61,533,669
Excise Tax                              0    53,811,963           0             0     53,811,963
Other Federal Taxes                     0     7,468,755           0             0      7,468,755
State & Other Taxes                     0     2,211,944     186,246             0      2,398,190
                               ---------- -------------  ----------  ------------  -------------
General Taxes                           0   124,873,887     338,690             0    125,212,577
                               ---------- -------------  ----------  ------------  -------------
Total Operating Expense           492,574   897,860,945  32,870,315   (29,313,709)   901,910,125
                              ----------- -------------  ----------  ------------  -------------
Operating Income Before Tax   162,338,685   361,022,463   8,655,873  (162,913,524)   369,103,497

Federal Income Taxes              861,127    90,114,833  (1,876,396)            0     89,099,564
Federal Inc Tax-Oth Inc & Ded           0     2,648,349           0             0      2,648,349
Deferred Income Taxes              (3,345)    9,308,448   4,649,427             0     13,954,530
Deferred Inc Tax-Oth Inc & Ded          0    (4,599,866)          0             0     (4,599,866)
State Income Taxes                112,586       314,985     825,313             0      1,252,884
                               ---------- -------------  ----------  ------------  --------------
Total Income Taxes                970,368    97,786,749   3,598,344             0    102,355,461
                              ----------- -------------  ----------  ------------  --------------
Operating Income After Tax    161,368,317   263,235,714   5,057,529  (162,913,524)   266,748,036

                                        EXHIBIT A

                                         DPL INC.                       Page 2
                            CONSOLIDATING FINANCIAL STATEMENTS
                                      INCOME STATEMENT
                                YEAR-TO-DATE DECEMBER 31, 1995

($)                               DPL INC   DP&L CONS        SUBS       ELIMIN      TOTAL
*******************************************************************************************
Interest - First Mortgage               0  78,517,675           0            0   78,517,675
Interest - Other Long Term Debt         0   2,236,667           0            0    2,236,667
Other Interest Expense            823,908  12,328,346   3,431,698   (4,495,985)  12,087,967
Amortization of Issue Cost         61,121   1,347,712           0            0    1,408,833
                               ----------  ----------  ----------  -----------   ----------
Total Interest Charges            885,029  94,430,400   3,431,698   (4,495,985)  94,251,142

Preferred Stock Dividends               0     867,069           0            0      867,069
Other Deductions                        0   4,368,776     962,045       18,557    5,349,378
Interest Income                (4,177,524)(10,399,198) (6,129,587)   6,886,725  (13,819,584)
                               ----------  ----------  ----------  -----------   ----------
Total Div & Other Deduction    (4,177,524) (5,163,352) (5,167,542)   6,905,281   (7,603,137)
                               ----------  ----------  ----------  -----------   ----------
Net Operating Income          164,660,812 173,968,667   6,793,373 (165,322,820) 180,100,032

Deferral (Amort) of Reg Assets          0 (15,439,219)          0            0  (15,439,219)
                               ----------  ----------  ----------  -----------   ----------
Total Other Income                      0 (15,439,219)          0            0  (15,439,219)
                               ----------  ----------  ----------  -----------   ----------
Net Income                    164,660,812 158,529,448   6,793,373 (165,322,820) 164,660,813
                              =========== ===========   ========= ============  ===========


                                         EXHIBIT A

                                           DPL INC.                     Page 1
                             CONSOLIDATING FINANCIAL STATEMENTS
                                        BALANCE SHEET
                                YEAR-TO-DATE DECEMBER 31, 1995

($)                               DPL INC      DP&L CONS        SUBS         ELIMIN        TOTAL
**************************************************************************************************
Electric Property & Plant               0  3,090,520,719           0              0  3,090,520,719
Gas Property & Plant                    0    265,374,134           0              0    265,374,134
Steam Property & Plant                  0     14,802,621           0              0     14,802,621
Other Property                          0      2,552,075  46,318,646              0     48,870,721
Non-Utility Property - Elec             0      6,556,569           0              0      6,556,569
                               ----------  ------------- -----------  -------------  ---------------
Property & Plant                        0  3,379,806,118  46,318,646              0  3,426,124,764
Other Property                          0        227,787   1,199,234              0      1,427,021
Construction Work in Progress           0     22,698,600    (630,145)             0     22,068,455
                               ----------  ------------- -----------  -------------  -------------
Total Constr Work in Progress           0     22,926,387     569,089              0     23,495,476

Accumulated Depr & Amort                0 (1,145,254,938)(22,524,496)             0 (1,167,779,434)
                               ----------  -------------  ----------  -------------  -------------
Net Property & Plant                    0  2,257,477,567  24,363,239              0  2,281,840,806
Cash                                5,000      7,454,888   1,565,138              0      9,025,026
Temporary Investments          10,545,499     31,655,602  99,145,103              0    141,346,204
                               ----------  ------------- -----------  ------------- --------------
Cash & Temporary Investments   10,550,499     39,110,490 100,710,241              0    150,371,230

Accounts Receivable            19,487,958    110,313,221  46,433,568    (62,433,473)   113,801,274
Uncollectible Reserve                   0     (6,480,821)          0              0     (6,480,821)
Accrued Unbilled Revenue                0     40,678,037           0              0     40,678,037
                              -----------  -------------  ----------  ------------- --------------
Accounts Receivable (Net)      19,487,958    144,510,437  46,433,568    (62,433,473)   147,998,490

Current Def Inc Tax - Assets            0     15,548,390           0              0     15,548,390
Fuel Stock                              0     49,498,694           0              0     49,498,694
Materials & Supplies                    0     32,129,332   1,072,367              0     33,201,699
Prepayments                             0     27,090,370     184,686     (6,193,362)    21,081,694
Other Current Assets                    0     11,647,727      40,830              0     11,688,557
Deferred State & Local Tax              0     82,371,038           0              0     82,371,038
Deferred Electric Fuel                  0        928,504           0              0        928,504
Current Def Inc Tax - Liab              0     (9,464,272)          0              0     (9,464,272)
                               ----------  ------------- -----------  ------------- --------------
Inventory, Prepayments & Other          0    209,749,783   1,297,884     (6,193,362)   204,854,305
                               ----------  ------------- -----------  ------------- --------------
Total Current Assets           30,038,457    393,370,710 148,441,693    (68,626,835)   503,224,025

Investments                 1,269,169,465      3,764,805  25,857,063 (1,271,600,786)    27,190,547
Unamortized Debt Expense          439,706      9,041,144           0              0      9,480,850
Income Taxes Recoverable                0    238,632,313           0              0    238,632,313
Phase-In Deferral                       0     61,347,194           0              0     61,347,194
DSM Deferral                            0     36,227,722           0              0     36,227,722
Deferred Zimmer Costs                   0     58,139,929           0              0     58,139,929
Deferred PIP                            0      7,725,288           0              0      7,725,288
Other Deferred Charges                  0    126,665,898      18,811    (39,645,959)    87,038,750
Unamortized Loss Reacq Debt             0     11,907,206           0              0     11,907,206


                                          EXHIBIT A

                                          DPL INC.                      Page 2
                            CONSOLIDATING FINANCIAL STATEMENTS
                                        BALANCE SHEET
                                 YEAR-TO-DATE DECEMBER 31, 1995

($)                                 DPL INC     DP&L CONS        SUBS         ELIMIN        TOTAL
***************************************************************************************************
                              ------------- -------------  ----------  -------------  -------------
Deferred Charges & Other      1,269,609,171   553,451,500  25,875,874 (1,311,246,746)   537,689,799
                              ------------- -------------  ----------  -------------  -------------
Total Assets                  1,299,647,628 3,204,299,776 198,680,806 (1,379,873,580) 3,322,754,630
                              ============= ============= ===========  =============  =============

Accounts Payable                 13,417,946    96,958,399  23,138,700    (36,533,473)    96,981,572


Notes-Banks & Other                       0     4,805,474  29,379,935    (34,185,409)             0
Current Portion-First Mort Bonds          0       450,000           0              0        450,000
                                 ----------    ----------  ----------  -------------  -------------
Short-Term Debt                           0     5,255,474  29,379,935    (34,185,409)       450,000

Accrued Income Taxes              2,931,245    (9,891,299)    351,813              0     (6,608,241)
Accrued Property Taxes                    0   125,574,943      20,005              0    125,594,948
Other Accrued Taxes                       0       202,063     209,487              0        411,550
                                 ----------   -----------  ----------   ------------  -------------
Total Accrued Taxes               2,931,245   115,885,707     581,304              0    119,398,256

Accrued Interest                  3,249,450    21,679,711           0              0     24,929,161

Deferred Gas Costs                        0     7,323,097           0              0      7,323,097
Deferred Electric Fuel                    0     8,598,461           0              0      8,598,461
Other Current Liabilities            45,386    26,540,391  32,656,592    (32,093,362)    27,149,007
                                 ----------  ------------  ----------   ------------  -------------
Total Other Current Liabilities      45,386    42,461,949  32,656,592    (32,093,362)    43,070,565
                                 ----------  ------------  ----------   ------------  -------------
Total Current Liabilities        19,644,026   282,241,240  85,756,530    (10,812,244)   284,829,552

Other Deferred Credits                    0   104,990,562  67,164,757              0    172,155,319
Regulatory Liability                      0       602,829           0              0        602,829
                                 ----------  ------------  ----------   ------------  -------------
Deferred Credits & Other                  0   105,593,390  67,164,757              0    172,758,147

Unamort Investment Tax Credit             0    79,423,997     222,000              0     79,645,997
Accum Def Inc Tax-Property                0   470,018,232   1,174,744              0    471,192,976
Accum Def Inc Tax-Assets             (3,345)  (91,567,657)(12,631,854)             0   (104,202,856)
Accum Def Inc Tax-Liabilities             0   153,693,412           0     (4,391,075)   149,302,337
                                 ----------   -----------  ----------   ------------- -------------
Deferred Income Taxes                (3,345)  611,567,984 (11,235,110)    (4,391,075)   595,938,454
                                 ----------   -----------  ----------   ------------  -------------
Total Liabilities                19,640,682   999,402,614 141,686,177   (107,203,319) 1,053,526,154
                                 ==========   =========== ===========   ============  =============

                                          EXHIBIT A

                                          DPL INC.                      Page 3
                            CONSOLIDATING FINANCIAL STATEMENTS
                                        BALANCE SHEET
                               YEAR-TO-DATE DECEMBER 31, 1995

($)                                 DPL INC     DP&L CONS        SUBS         ELIMIN        TOTAL
***************************************************************************************************
Common Stock                      1,066,969       411,722     127,000       (538,722)     1,066,969

Other Paid-In Capital           771,413,847   738,692,825  44,898,344   (783,591,170)   771,413,846
Other Paid-In Capital-Deferred  (80,128,155)            0           0    (27,100,079)  (107,228,234)
Other Paid-In Capital           691,285,692   738,692,825  44,898,344   (810,691,249)   664,185,612

Earnings Reinvested           1,205,423,326 1,122,185,161  15,675,912 (1,142,215,971) 1,201,068,428
Current Net Income              164,660,812   158,529,448   6,793,373   (165,322,820)   164,660,813
Common Dividends & Adj         (870,933,872) (828,054,998)(10,500,000)   844,789,517   (864,699,353)
DP&L Preferred Stock Adj         (1,495,981)   (1,308,984)          0      1,308,984     (1,495,981)
                              -------------  ------------  ----------  -------------  -------------
Total Earnings Reinvested       497,654,284   451,350,627  11,969,285   (461,440,291)   499,533,905

Pref Stock w/o Mand Redmp                 0    22,850,800           0              0     22,850,800

First Mortgage Bonds                      0   883,979,337           0              0    883,979,337
FMB-Debt, Discount & Premium              0    (2,388,149)          0              0     (2,388,149)
Pollution Control Bonds                   0   110,000,000           0              0    110,000,000
Other Long-Term Debt             90,000,000             0           0              0     90,000,000
                              ------------- -------------  ----------  -------------  -------------
Total Long-Term Debt             90,000,000   991,591,188           0              0  1,081,591,188
                              ------------- -------------  ----------  ------------- --------------
Total Capitalization          1,280,006,946 2,204,897,162  56,994,629 (1,272,670,261) 2,269,228,476
                              ============= =============  ==========  =============  =============

                              ------------- ------------- -----------  -------------  -------------
Total Liabilities & Equity    1,299,647,628 3,204,299,776 198,680,806 (1,379,873,580) 3,322,754,630
                              ============= ============= ===========  =============  =============


                                       EXHIBIT A

                          THE DAYTON POWER AND LIGHT COMPANY            Page 1
                          CONSOLIDATING FINANCIAL STATEMENTS
                                   INCOME STATEMENT
                             YEAR-TO-DATE DECEMBER 31, 1995
($)                                          DP&L        SUBS      ELIMIN        TOTAL
****************************************************************************************
Electric Revenue                    1,029,918,892           0           0  1,029,918,892
Gas Revenue                           222,039,963           0           0    222,039,963
Steam Revenue                           5,560,503           0           0      5,560,503
                                    -------------  ----------  ----------  -------------
Utility Service Revenue             1,257,519,357           0           0  1,257,519,357

Other Income                                    0   1,927,072    (563,021)     1,364,051
                                    -------------  ----------  ----------  -------------
Total Operating Revenue             1,257,519,357   1,927,072    (563,021) 1,258,883,408
Fuel - Electric                       213,008,146           0           0    213,008,146
Fuel Clause Adj - Elec                    (15,549)          0           0        (15,549)
Fuel - Steam                            1,887,118           0           0      1,887,118
Purchased Power                        42,595,958           0           0     42,595,958
Gas Purchased for Resale              133,227,001           0           0    133,227,001
                                    -------------  ----------  ----------  -------------
Total Energy Expense                  390,702,673           0           0    390,702,673

Operation & Maintenance               266,315,299   1,179,935    (563,021)   266,932,213

Depreciation & Amortization           114,865,258     486,914           0    115,352,172

Property Taxes                         61,336,119      45,105           0     61,381,224
Excise Tax                             53,811,963           0           0     53,811,963
Other Federal Taxes                     7,468,755           0           0      7,468,755
State & Other Taxes                     2,211,944           0           0      2,211,944
                                    -------------  ----------  ----------    -----------
Total General Taxes                   124,828,781      45,105           0    124,873,886
                                    -------------  ----------  ----------    -----------
Total Operating Expense               896,712,012   1,711,954    (563,021)   897,860,945
                                    -------------  ----------  ----------    -----------
Operating Income Before Tax           360,807,345     215,118           0    361,022,463

Federal Income Taxes                   90,780,326    (665,493)          0     90,114,833
Federal Inc Tax-Oth Inc & Ded           2,648,349           0           0      2,648,349
Deferred Income Taxes                  10,352,114  (1,043,666)          0      9,308,448
Deferred Inc Tax-Oth Inc & Ded         (4,599,866)          0           0     (4,599,866)
State Income Taxes                        312,082       2,903           0        314,985
                                    -------------  ----------  ----------  -------------
Total Income Taxes                     99,493,005  (1,706,256)          0     97,786,749
                                    -------------  ----------  ----------  -------------
Operating Income After Tax            261,314,340   1,921,374           0    263,235,714


                                       EXHIBIT A

                          THE DAYTON POWER AND LIGHT COMPANY            Page 2
                          CONSOLIDATING FINANCIAL STATEMENTS
                                   INCOME STATEMENT
                             YEAR-TO-DATE DECEMBER 31, 1995

($)                                          DP&L        SUBS      ELIMIN     TOTAL
*************************************************************************************
Interest - First Mortgage Bonds        78,517,675           0           0  78,517,675
Interest - Other Long Term Debt         2,236,667           0           0   2,236,667
Other Interest Expense                 11,053,496   1,891,966    (617,115) 12,328,347
Amortization of Issue Costs             1,347,712           0           0   1,347,712
                                      -----------  ----------  ----------  ----------
Total Interest Charges                 93,155,549   1,891,966    (617,115) 94,430,400

Preferred Stock Dividends                 867,069           0           0     867,069
Other Deductions                        4,329,736   3,080,750  (3,041,710)  4,368,776
Interest Income                       (11,006,682)     (9,631)    617,115 (10,399,198)
                                      -----------  ----------  ----------  ----------
Total Div & Other Deductions           (5,809,877)  3,071,119  (2,424,594) (5,163,352)
                                      -----------  ----------  ----------  ----------
Net Operating Income                  173,968,667  (3,041,710)  3,041,710 173,968,667

Deferral (Amort) of Reg Assets        (15,439,219)          0           0 (15,439,219)
                                      -----------  ----------  ----------  ----------
Total Other Income                    (15,439,219)          0           0 (15,439,219)
                                      -----------  ----------  ----------  ----------
Net Income                            158,529,448  (3,041,710)  3,041,710 158,529,448
                                      ===========  ==========  ========== ===========

                                        EXHIBIT A

                          THE DAYTON POWER AND LIGHT COMPANY            Page 1
                          CONSOLIDATING FINANCIAL STATEMENTS
                                     BALANCE SHEET
                             YEAR-TO-DATE DECEMBER 31, 1995

($)                                          DP&L        SUBS      ELIMIN        TOTAL
****************************************************************************************
Electric Property & Plant           3,066,036,800           0  (1,457,936) 3,064,578,864
Gas Property & Plant                  265,374,134           0           0    265,374,134
Steam Property & Plant                 14,802,621           0           0     14,802,621
Other Property                                  0   2,552,075           0      2,552,075
Non-Utility Property - Elec             6,556,569           0           0      6,556,569
                                    -------------  ----------  ----------  -------------
Property & Plant                    3,352,770,123   2,552,075  (1,457,936) 3,353,864,262

Other Property                                  0     227,787           0        227,787
Construction Work in Progress          22,926,387    (227,787)          0     22,698,600
                                    -------------  ----------  ----------  -------------
Total Constr Work in Progress          22,926,387           0           0     22,926,387

Accumulated Depr & Amort           (1,133,820,824)   (811,314)          0 (1,134,632,138)
                                   --------------  ----------  ----------  -------------
Net Property & Plant                2,241,875,686   1,740,761  (1,457,936) 2,242,158,511
Cash                                    2,449,888   5,005,000           0      7,454,888
Temporary Investments                  31,583,142      72,460           0     31,655,602
                                       ----------  ----------  ----------  -------------
Cash & Temporary Investments           34,033,030   5,077,460           0     39,110,490

Accounts Receivable                   110,528,292      10,147    (225,219)   110,313,220
Uncollectible Reserve                  (6,480,821)          0           0     (6,480,821)
Accrued Unbilled Revenue               40,678,037           0           0     40,678,037
                                      -----------  ----------  ----------  -------------
Accounts Receivable (Net)             144,725,508      10,147    (225,219)   144,510,436

Current Def Inc Tax - Assets           15,548,390           0           0     15,548,390
Fuel Stock                             49,498,694           0           0     49,498,694
Materials & Supplies                   32,129,332           0           0     32,129,332
Prepayments                            27,090,370           0           0     27,090,370
Other Current Assets                   11,647,277         450           0     11,647,727
Deferred State & Local Taxes           82,371,038           0           0     82,371,038
Deferred Electric Fuel                    928,504           0           0        928,504
Current Def Inc Tax - Liabilities      (9,464,272)          0           0     (9,464,272)
                                       ----------  ----------  ----------  -------------
Inventory, Prepayments & Other        209,749,333         450           0    209,749,783
                                      -----------  ----------  ----------  -------------
Total Current Assets                  388,507,871   5,088,058    (225,219)   393,370,710

Investments                             8,886,617           0  (5,121,812)     3,764,805
Unamortized Debt Expense                9,041,144           0           0      9,041,144
Income Taxes Recoverable              238,632,313           0           0    238,632,313
Phase-In Deferral                      61,347,194           0           0     61,347,194
DSM Deferral                           36,227,722           0           0     36,227,722
Deferred Zimmer Costs                  58,139,929           0           0     58,139,929
Deferred PIP                            7,725,288           0           0      7,725,288
Other Deferred Charges                141,984,202         751           0    141,984,953
Unamortized Loss Reacq Debt            11,907,206           0           0     11,907,206


                                        EXHIBIT A

                          THE DAYTON POWER AND LIGHT COMPANY            Page 2
                          CONSOLIDATING FINANCIAL STATEMENTS
                                      BALANCE SHEET
                              YEAR-TO-DATE DECEMBER 31, 1995

($)                                          DP&L        SUBS      ELIMIN        TOTAL
****************************************************************************************
                                    -------------  ----------  ----------  -------------
Deferred Charges & Other              573,891,615         751  (5,121,812)   568,770,554
                                    -------------  ----------  ----------   ------------
Total Assets                        3,204,275,173   6,829,570  (6,804,966) 3,204,299,777
                                    =============  ==========  ==========  =============


Accounts Payable                       96,968,547      95,071    (105,219)    96,958,399

Notes - Banks & Other                   3,500,000   1,425,474    (120,000)     4,805,474
Current Portion - First Mort Bonds        450,000           0           0        450,000
                                       ----------  ----------  ----------  -------------
Short-Term Debt                         3,950,000   1,425,474    (120,000)     5,255,474

Accrued Income Taxes                   (9,892,229)        930           0     (9,891,299)
Accrued Property Taxes                125,541,386      33,557           0    125,574,943
Other Accrued Taxes                       202,063           0           0        202,063
                                      -----------  ----------  ----------  -------------
Total Accrued Taxes                   115,851,220      34,487           0    115,885,707

Accrued Interest                       21,679,711           0           0     21,679,711

Deferred Gas Costs                      7,323,097           0           0      7,323,097
Deferred Electric Fuel                  8,598,461           0           0      8,598,461
Other Current Liabilities              26,540,391           0           0     26,540,391
                                      -----------  ----------  ----------  -------------
Total Other Current Liabilities        42,461,949           0           0     42,461,949
                                      -----------  ----------  ----------  -------------
Total Current Liabilities             280,911,426   1,555,033    (225,219)   282,241,240

Other Deferred Credits                104,990,562           0           0    104,990,562
Regulatory Liability                      602,829           0           0        602,829
                                     ------------  ----------  ----------  -------------
Deferred Credits & Other              105,593,390           0           0    105,593,390

Unamort Investment Tax Credit          79,423,997           0           0     79,423,997
Accum Def Inc Tax-Property            469,865,506     152,725           0    470,018,231
Accum Def Inc Tax-Assets              (91,567,657)          0           0    (91,567,657)
Accum Def Inc Tax-Liabilities         153,693,412           0           0    153,693,412
                                      -----------  ----------  ----------  -------------
Deferred Income Taxes                 611,415,258     152,725           0    611,567,983
                                      -----------  ----------  ----------  -------------
Total Liabilities                     997,920,075   1,707,758    (225,219)   999,402,614
                                      ===========  ==========  ==========  =============


                                        EXHIBIT A

                          THE DAYTON POWER AND LIGHT COMPANY            Page 3
                          CONSOLIDATING FINANCIAL STATEMENTS
                                     BALANCE SHEET
                             YEAR-TO-DATE DECEMBER 31, 1995

($)                                          DP&L        SUBS      ELIMIN        TOTAL
****************************************************************************************
Common Stock                              411,722       1,500      (1,500)       411,722

Other Paid-In Capital                 738,692,825   5,151,453  (5,151,453)   738,692,825

Earnings Reinvested                 1,123,643,097   3,010,569  (4,468,504) 1,122,185,162
Current Net Income                    158,529,448  (3,041,710)  3,041,710    158,529,448
Common Dividends & Adj               (828,054,998)          0           0   (828,054,998)
DP&L Preferred Stock Adj               (1,308,984)          0           0     (1,308,984)
                                     -------------  ----------  ----------  ------------
Total Earnings Reinvested             452,808,563     (31,141) (1,426,794)   451,350,628

Pref Stock w/o Mand Redmp              22,850,800           0           0     22,850,800

First Mortgage Bonds                  883,979,337           0           0    883,979,337
FMB-Debt, Discount & Premium           (2,388,149)          0           0     (2,388,149)
Pollution Control Bonds               110,000,000           0           0    110,000,000
                                    -------------  ----------  ----------  -------------
Total Long-Term Debt                  991,591,188           0           0    991,591,188
                                    -------------  ----------  ----------  -------------
Total Capitalization                2,206,355,098   5,121,812  (6,579,748) 2,204,897,162
                                    =============  ==========  ==========  =============

                                    -------------  ----------  ----------  -------------
Total Liabilities & Equity          3,204,275,173   6,829,570  (6,804,966) 3,204,299,777
                                    =============  ==========  ==========  =============





















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